Exhibit 21.1

Name of Entity	Ownership	Jurisdiction of Incorporation or Organization
Hersha Hospitality Trust	N/A	MD
Hersha Hospitality Limited Partnership (“HHLP”) (the “Operating Partnership”)	86.89 by Hersha Hospitality Trust (General Partnership Interest)	VA
13.11% by Hersha Affiliates (Limited Partnership Interest)

Hersha Hospitality, LLC (“HH LLC”)	100% by HHLP	VA
44 New England Management Company	100% by HHLP	VA
HHM Leasehold Interests, Inc.	1% by HHLP	VA
99% by Hersha Hospitality Management, LP
HHLP King of Prussia Associates, LP	1% by HHLP King of Prussia, Inc.	PA
99% by HHLP
HHLP King of Prussia, Inc.	100% by HHLP	PA
44 Delaware One, LLC	100% by 44 New England Management Company	DE
HHLP Malvern Associates, LP	1% by HHLP Malvern, Inc.	PA
99% by HHLP
HHLP Malvern, Inc.	100% by HHLP	PA
44 Delaware Two, LLC	100% by 44 New England Management Company	DE
HHLP Oxford Valley Associates, LP	1% by HHLP Oxford Valley, Inc.	PA
99% by HHLP
HHLP Oxford Valley, Inc.	100% by HHLP	PA
44 Delaware Three, LLC	100% by 44 New England Management Company	DE
HHLP Wilmington Associates, LP	1% by HHLP Wilmington, Inc.	DE
99% by HHLP
HHLP Wilmington, Inc.	100% by HHLP	DE
44 Delaware, LLC	100% by 44 New England Management Company	DE
HHLP Bethlehem Associates, L.P.	1% by HHLP Bethlehem, LLC	PA
99% by HHLP
HHLP Bethlehem, LLC	100% by HHLP	PA
HHLP Langhorne One Associates, LLC	1% by HHLP Langhorne One, LLC	PA
99% by HHLP
HHLP Langhorne One, LLC	100% by HHLP	PA
HHLP Scranton Associates, L.P.	.5% by HHLP Scranton, LLC	PA
99.5% by HHLP
HHLP Scranton, LLC	100% by HHLP	PA
HHLP Valley Forge Associates	1% by HH LLC	PA
99% by HHLP
2844 Associates, LP	1% by HH LLC	PA
99% by HHLP
3144 Associates, LP	1% by HH LLC	PA
99% by HHLP
3544 Associates, LP	1% by Hersha Hospitality Limited Liability Company - Danville	PA
99% by HHLP
Hersha Hospitality Limited Liability Company - Danville	100% by HHLP	DE
HHLP Tyson’s Corner Associates, LLC	100% by HHLP	DE
44 Tyson’s Corner, LLC	100% by 44 New England Management Company	DE
Affordable Hospitality Associates, LP	99% by HHLP	PA
1% by Race Street, LLC

Name of Entity	Ownership	Jurisdiction of Incorporation or Organization
Race Street, LLC	100% by HHLP	PA
Philly One TRS, LLC	100% by 44 New England Management Company	PA
944 Associates	1% by Hersha Hospitality Limited Liability Company - Carlisle	PA
99% by HHLP
Hersha Hospitality Limited Liability Company - Carlisle	100% by HHLP	DE
2144 Associates - Hershey	1% by Hersha Hospitality Limited Liability Company - Hershey	PA
99% by HHLP
Hersha Hospitality Limited Liability Company - Hershey	100% by HHLP	DE
2144 Associates - New Columbia	1% by Hersha Hospitality Limited Liability Company - New Columbia	PA
99% by HHLP
Hersha Hospitality Limited Liability Company - New Columbia	100% by HHLP	DE
2144 Associates - Selinsgrove	1% by Hersha Hospitality Limited Liability Company - Selinsgrove	PA
99% by HHLP
Hersha Hospitality Limited Liability Company - Selinsgrove	100% by HHLP	DE
2444 Associates	1% by Hersha Hospitality Limited Liability Company - West Hanover	PA
99% by HHLP
Hersha Hospitality Limited Liability Company - West Hanover	100% by HHLP	DE
44 Framingham Associates, LLC	100% by HHLP	MA
Chelsea Grand East, LLC	1% by Chelsea Grand East Manager, LLC	NY
99% by HHLP
Chelsea Grand East Manager, LLC	100% by HHLP	DE
44 Chelsea Delaware, LLC	100% by 44 New England Management Company	DE
HHLP Franklin Associates, LLC	99% by HHLP	MA
1% by Franklin Managing Member, LLC
44 Franklin Managing Member, LLC	100% by HHLP	MA
HHLP Dartmouth One Associates, LLC	99% by HHLP	MA
1% by 44 Dartmouth One, LLC
44 Dartmouth One, LLC	100% by HHLP	DE
HHLP Dartmouth Two Associates, LLC	99% by HHLP 1% by 44 Dartmouth Two, LLC	MA
44 Dartmouth Two, LLC	100% by HHLP	DE
HHLP Dartmouth Two Holding, LLC	100% by HHLP	DE
HHLP Norwood Associates, LLC	99% by HHLP	MA
1% by HHLP Norwood Managing Member, LLC
44 Norwood Managing Member, LLC	100% by HHLP	DE
44 Dartmouth, LLC	100% by 44 New England Management Company	DE
HHLP Brookhaven Associates, LLC	99.5% by HHLP	NY
.5% by 44 Brookhaven, LLC
44 Brookhaven, LLC	100% by HHLP	DE
HHLP Hauppauge Associates, LLC	99.5% by HHLP	NY
.5% by 44 Hauppauge, LLC
44 Hauppauge, LLC	100% by HHLP	DE
44 Long Island One, LLC	100% by 44 New England Management Company	DE

Name of Entity	Ownership	Jurisdiction of Incorporation or Organization
44 Alexandria Hotel, LLC	100% by HHLP	DE
44 Alexandria Hotel Management, LLC	100% by 44 New England Management Company	DE
44 Edison Associates, LLC	100% by HHLP	NJ
Brentwood Greenbelt, LLC	1% by Hersha Hospitality Greenbelt, LLC	VA
99% by HHLP
Hersha Hospitality Greenbelt, LLC	100% by HHLP	VA
Golden Triangle Greenbelt, LLC	74% by Brentwood Greenbelt, LLC	MD
26% by third parties
44 Greenbelt One, LLC	100% by 44 New England Management Company	DE
44 Greenbelt Two, LLC	100% by 44 New England Management Company	DE
44 Laurel Associates, LLC	100% by HHLP	MD
Brisam, LLC	100% by HHLP	NY
44 Brookline Hotel, LLC	100% by HHLP	DE
44 Brookline Management, LLC	100% by 44 New England Management Company	DE
Metro JFK Associates, LLC	1% by Metro JFK Managing Member, LLC	NY
100%by HHLP
Metro JFK Managing Member, LLC	100% by HHLP	NY
44 Metro, LLC	100% by 44 New England Management Company	DE
44 Cambridge Associates, LLC	100% by HHLP
HHLP Bridgewater Associates, LLC	100% by HHLP	DE
44 Bridgewater, LLC	100% by 44 New England Management Company	DE
HHLP Charlotte Associates, LLC	100% by HHLP	DE
44 Charlotte, LLC	100% by 44 New England Management Company	DE
HHLP Gaithersburg Associates, LLC	100% by HHLP	DE
44 Gaithersburg, LLC	100% by 44 New England Management Company	DE
HHLP Pleasant Hill Associates, LLC	100% by HHLP	DE
44 Pleasant Hill, LLC	100% by 44 New England Management Company	DE
HHLP Pleasanton Associates, LLC	100% by HHLP	DE
44 Pleasanton, LLC	100% by 44 New England Management Company	DE
HHLP Scottsdale Associates, LLC	100% by HHLP	DE
44 Scottsdale, LLC	100% by 44 New England Management Company	DE
HHLP White Plains Associates, LLC	100% by HHLP	DE
44 White Plains, LLC	100% by 44 New England Management Company	DE
HHLP Langhorne Two Associates, LP	1% by HHLP Langhorne Two, LLC	PA
99% by HHLP

Name of Entity	Ownership	Jurisdiction of Incorporation or Organization
HHLP Langhorne Two, LLC	100% by HHLP	PA
Seaport Hospitality, LLC	99% by HHLP	DE
1% 320 Pearl Street, Inc.
320 Pearl Street, Inc.	100% by 44 New England Management Company	NY
Seaport TRS, LLC	100% by 44 New England Management Company	DE
HHLP Chester Associates, LLC	100% by HHLP	NY
44 Chester Management, LLC	100% by 44 New England Management Company	DE
The Inn @ Fifth Avenue, LLC	99% by HHLP	NY
1% by HHLP Fifth Avenue Manager, LLC
HHLP Fifth Avenue Manager, LLC	100% by HHLP	DE
44 Hersha Norwich Associates, LLC	99% by HHLP	CT
1% by 44 Norwich Manager, LLC
44 Norwich Manager, LLC	100% by HHLP	DE
44 Norwich, LLC	100% by 44 New England Management Company	DE
5444 Associates	99% by HHLP	PA
1% by 44 Duane Street, LLC
44 Duane Street, LLC	100% by HHLP	DE
44 Duane Street Lessee, LLC	100% by 44 New England Management Company	NY
Hersha Camp Springs Associates, LLC	99% by HHLP	MD
1% by Hersha Camp Springs Managing Member, LLC
Hersha Camp Springs Managing Member, LLC	100% by HHLP	MD
Hersha Camp Springs Lessee, LLC	100% by 44 New England Management Company	MD
HHLP Harrisburg Friendship, LP	99% by HHLP	PA
1% by HHLP Harrisburg Friendship GP, LLC
HHLP Harrisburg Friendship GP, LLC	100% by HHLP	PA
44 Harrisburg Friendship Lessee, LLC	100% by 44 New England Management Company	PA
Risingsam Hospitality, LLC	99% by HHLP	NY
1% by Hersha Conduit Associates, LLC
Hersha Conduit Associates, LLC	100% by HHLP	NY
HHLP Conduit Lessee, LLC	100% by 44 New England Management Company	NY
44 Hersha Smithfield, LLC	99% by HHLP	RI
1% by Hersha Smithfield Managing Member, LLC
Hersha Smithfield Managing Member, LLC	100% by HHLP	DE
Hersha Smithfield Lessee, LLC	100% by 44 New England Management Company	DE
HHLP Smith Street Holding, LLC	99% by HHLP	NY
1% by HHLP Smith Street Managing Member, LLC
HHLP Smith Street Managing Member, LLC	100% by HHLP	NY
HHLP Smith Street Associates, LLC	100% by HHLP Smith Street Holding, LLC	NY
44 Smith Street Lessee, LLC	100% by 44 New England Management Company	NY
York Street LLC	100% by HHLP York Street, LLC	NY

Name of Entity	Ownership	Jurisdiction of Incorporation or Organization
HHLP York Street, LLC	100% by HHLP	DE
York Street Lessee DE, LLC	100% by 44 New England Management Company	DE
44 West Haven Hospitality, LLC	100% by HHLP	CT
Sawmill Three, LLC	99% by HHLP	CT
1% by 44 West Haven Hospitality, LLC
Sawmill Lessee, LLC	100% by 44 New England Management Company	DE
44 Carlisle Associates	1% by Hersha Hospitality, LLC	PA
99% by HHLP
PRA Glastonbury Management, LLC	100% by HHLP	CT
PRA Glastonbury, LLC	1% by PRA Glastonbury Management, LLC	CT
99% by HHLP
Hersha PRA TRS, Inc.	100% by PRA Glastonbury, LLC	DE
HHLP Duo One Associates, LLC	100% by HHLP	NY
HHLP Duo Two Associates, LLC	100% by HHLP	NY
LTD Associates One, LLC	75% by HHLP	VA
25% by third parties
0% by LTDO, LLC
LTDO, LLC	75% by HHLP	VA
25% by third parties
HT LTD Williamsburg, LLC	75% by 44 New England Management Company	DE
25% by third parties
LTD Associates Two, LLC	75% by HHLP	VA
25% by third parties
0% by LTDT, LLC
LTDT, LLC	75% by HHLP	VA
25% by third parties
HT LTD Williamsburg Two, LLC	75% by 44 New England Management Company	DE
25% by third parties
Inn America Hospitality at Ewing, LLC	50% by HHLP	NJ
50% by third parties
HT Inn America TRS, Inc.	100% Inn America Hospitality at Ewing, LLC	DE
SB Partners, LLC	49.9% by HHLP Boston Two, LLC	MA
50.1% by third parties
HHLP Boston Two, LLC	100% by HHLP	MA
South Bay Sandeep, LLC	100% by SB Partners, LLC	MA
Hiren Boston, LLC	49.9% by HHLP Boston One, LLC	MA
50.1% by third parties
HHLP Boston One, LLC	100% by HHLP	MA
South Bay Boston, LLC	49.9% by 44 New England Management Company	DE
50.1% by third parties
Metro 29th Street Associates, LLC	50% by H Metro Delaware, LLC	NY
50% by third party
H Metro Delaware, LLC	100% by HHLP	DE
Metro 29th Sublessee, LLC	50% by 44 New England Management Company	NY
50% by third party
Mystic Partners, LLC	Varying Percentages (based on certain assets owned by Mystic Partners, LLC) by HHLP and by third parties	DE
Mystic Partners Leaseco, LLC	Varying Percentages (based on certain assets owned by Mystic Partners Leaseco, LLC) by 44 New England Management Company and third parties	DE
Mystic Special Purpose Corp.	100% by Mystic Partners, LLC	DE

Name of Entity	Ownership	Jurisdiction of Incorporation or Organization
315 Trumbull Street Associates, LLC	88% by Mystic Partners, LLC	CT
12% by a third party
HT-315 Trumbull Street Associates, LLC	88% by Mystic Partners Leaseco, LLC	DE
12% by a third party
Adriaen’s Landing Hotel, LLC	95.622% by Mystic Partners, LLC	CT
0.651% by HHLP
3.687% by a third party
HT-Adriaen’s Landing Hotel TRS, LLC	95.662% by Mystic Partners Leaseco, LLC	DE
0.651% by 44 New England Management Company
3.687% by a third party
Danbury Suites, LLC	99% by Mystic Partners, LLC	CT
1% by Mystic Special Purpose Corp.
HT-Danbury Suites TRS, LLC	99% by Mystic Partners Leaseco, LLC	DE
1% by Mystic Special Purpose Corp.
Waterford Suites, LLC	99% by Mystic Partners, LLC	CT
1% by Mystic Special Purpose Corp.
HT-Waterford Suites TRS, LLC	99% by Mystic Partners Leaseco, LLC	DE
1% by Mystic Special Purpose Corp.
Warwick Lodgings, LLC	99% by Mystic Partners, LLC	CT
1% by Mystic Special Purpose Corp.
HT-Warwick Lodgings TRS, LLC	99% by Mystic Partners Leaseco, LLC	DE
1% by Mystic Special Purpose Corp.
Norwich Hotel, LLC	99% by Mystic Partners, LLC	CT
1% by Mystic Special Purpose Corp.
HT-Norwich Hotel TRS, LLC	99% by Mystic Partners Leaseco, LLC	DE
1% by Mystic Special Purpose Corp.
Whitehall Mansion Partners, LLC	100% by Mystic Partners, LLC	CT
HT-Whitehall Mansion Partners TRS, LLC	100% by Mystic Partners Leaseco, LLC	DE
Southington Suites, LLC	66% by Mystic Partners, LLC	CT
1% by Mystic Special Purpose Corp.
33% by a third party
HT-Southington Suites TRS, LLC	66% by Mystic Partners Leaseco, LLC	DE
1% by Mystic Special Purpose Corp.
33% by a third party
790 West Street, LLC	67% by Mystic Partners, LLC	CT
33% by a third party
Exit 88 Hotel, LLC	99.9% by Mystic Partners, LLC	CT
0.1% by Mystic Special Purpose Corp.
HT-Exit 88 Hotel TRS, LLC	100% by Mystic Partners Leaseco, LLC	DE
H Eighth Avenue Associates, LLC	100% by HHLP	NY
H Nevins Street Associates, LLC	99% by HHLP	NY
1% by HHLP Nevins Street Manager, LLC
HHLP Nevins Street Manager, LLC	100% by HHLP	NY
HHLP Malvern Associates 2,LP	99% by HHLP	PA
1% by HHLP Malvern 2, LLC
HHLP Malvern 2, LLC	100% by HHLP	PA
HHLP Duo One Associates, LLC	100% by HHLP	NY
HHLP Duo Two Associates, LLC	100% by HHLP	NY
44 Hartford Associates, LLC	100% by HHLP	CT

Name of Entity	Ownership	Jurisdiction of Incorporation or Organization
44 Aarti Associates, LP	1% by HH LLC	PA
99% by HHLP
Hersha PRA, LLC	52% by Joseph Pacitti	DE
48% by 44 New England Management Company
PRA Suites At Glastonbury, LLC	48% by HHLP	CT
51% by Joseph Pacitti
1% by PRA Suites at Glastonbury Management, LLC
44 Frederick Associates, LP	1% by HH LLC	PA
99% by 3044 Associates, LP
3044 Associates, LP	1% by HH LLC	PA
99% by HHLP